EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2014 Earnings

SAN RAFAEL, Calif., April 15, 2014 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the first quarter 2014 of $15.3 million and diluted earnings per common share ("EPS") of $0.58. First quarter 2014 results compare to net income of $16.1 million and EPS of $0.60 for the prior quarter, and net income of $17.3 million and EPS of $0.64 for the first quarter 2013.

"Westamerica's credit quality continued to improve, as nonperforming assets and loan charge-offs again declined in the first quarter 2014. Nonperforming assets declined by $5 million, or 14 percent from the prior quarter. Net loan losses were $584 thousand in the first quarter 2014, down from $1.8 million in the prior quarter. As a result, we further reduced our provision for loan losses to $1.0 million for the first quarter 2014 from $1.6 million in the prior quarter. Low market interest rates contributed to continued pressure on our net interest margin, but the impact was moderated by consistent control over operating costs reducing expenses by $1.1 million in the first quarter 2014 compared to the fourth quarter 2013," said Chairman, President and CEO David Payne. "Our first quarter earnings delivered a relatively high annualized return on common equity of 11.6 percent for our shareholders," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $38.9 million for the first quarter 2014, compared to $40.1 million for the prior quarter and $43.8 million for the first quarter 2013. Net interest income declined as market interest rates on many loan products remain below the yields earned on older-dated loans and on the overall loan portfolio. The Company is reducing its exposure to rising interest rates by purchasing shorter-duration investment securities which carry lower yields than longer-duration securities. The annualized interest cost of funding the Company's loans and investment securities was 0.09 percent for the first quarter 2014 compared to 0.10 percent for the prior quarter and 0.12 percent for the first quarter 2013. The annualized net interest margin on a fully taxable equivalent basis was 3.83 percent for the first quarter 2014, compared to 3.92 percent for the prior quarter and 4.27 percent for the first quarter 2013.

The provision for loan losses was $1.0 million for the first quarter 2014 compared to $1.6 million for the prior quarter and $2.8 million for the first quarter 2013. Net loan losses charged against the allowance for loan losses totaled $584 thousand for the first quarter 2014, compared to $1.8 million for the prior quarter and $2.7 million for the first quarter 2013. At March 31, 2014, the allowance for loan losses totaled $32.1 million; nonperforming originated loans totaled $5.0 million; and nonperforming purchased loans totaled $12.8 million, net of purchase discounts of $0.5 million.

Noninterest income for the first quarter 2014 totaled $13.0 million, compared to $14.0 million for the prior quarter and $14.3 million for the first quarter 2013. Noninterest income was lower in the first quarter 2014 due to fewer processing days compared to the prior quarter and lower levels of customer transaction activity during the first quarter 2014. Fourth quarter 2013 other noninterest income included a recovery on a purchased loan.

Noninterest expense for the first quarter 2014 totaled $26.9 million, compared to $28.0 million in the prior quarter and $28.7 million for the first quarter 2013. First quarter 2014 expenses declined from the earlier periods due to lower professional fees, lower OREO expenses, net of disposition gains, and other reduced costs. Fourth quarter 2013 personnel costs increased as the Company's share price performance increased the expense for share-based compensation.

At March 31, 2014, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, assets totaled $4.9 billion and loans outstanding totaled $1.8 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2013 filed on Form 10-K and quarterly report for the quarter ended September 30, 2013 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2014

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'14	Q1'13	Change	Q4'13

Net Interest and Fee Income (FTE)	$38,864	$43,835	-11.3%	$40,050
Provision for Loan Losses	1,000	2,800	-64.3%	1,600
Noninterest Income	12,990	14,278	-9.0%	14,030
Noninterest Expense	26,873	28,677	-6.3%	27,987
Income Before Taxes (FTE)	23,981	26,636	-10.0%	24,493
Income Tax Provision (FTE)	8,674	9,365	-7.4%	8,437
Net Income	$15,307	$17,271	-11.4%	$16,056

Average Common Shares Outstanding	26,433	27,145	-2.6%	26,609
Diluted Average Common Shares	26,537	27,157	-2.3%	26,754

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.64	-9.4%	$0.60
Diluted Earnings Per Common Share	0.58	0.64	-9.4%	0.60
Return On Assets (a)	1.27%	1.43%		1.31%
Return On Common Equity (a)	11.6%	12.9%		11.8%
Net Interest Margin (FTE) (a)	3.83%	4.27%		3.92%
Efficiency Ratio (FTE)	51.8%	49.3%		51.8%

Dividends Paid Per Common Share	$0.38	$0.37	2.7%	$0.38
Common Dividend Payout Ratio	66%	58%		63%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Interest and Fee Income (FTE)	$39,762	$45,087	-11.8%	$41,074
Interest Expense	898	1,252	-28.3%	1,024
Net Interest and Fee Income (FTE)	$38,864	$43,835	-11.3%	$40,050

Average Earning Assets	$4,093,087	$4,135,863	-1.0%	$4,062,976
Average Interest-
Bearing Liabilities	2,534,251	2,664,391	-4.9%	2,523,585

Yield on Earning Assets (FTE) (a)	3.92%	4.39%		4.02%
Cost of Funds (a)	0.09%	0.12%		0.10%
Net Interest Margin (FTE) (a)	3.83%	4.27%		3.92%
Interest Expense/
Interest-Bearing Liabilities (a)	0.14%	0.19%		0.16%
Net Interest Spread (FTE) (a)	3.78%	4.20%		3.86%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Total Assets	$4,889,940	$4,908,483	-0.4%	$4,876,884
Total Earning Assets	4,093,087	4,135,863	-1.0%	4,062,976
Total Loans	1,822,065	2,077,989	-12.3%	1,846,700
Commercial Loans	388,997	404,892	-3.9%	364,534
Commercial RE Loans	788,270	904,841	-12.9%	817,090
Consumer Loans	644,798	768,256	-16.1%	665,076
Total Investment Securities	2,271,022	2,057,874	10.4%	2,216,276
Available For Sale (Market)	1,147,966	902,633	27.2%	1,081,164
Held To Maturity	1,123,056	1,155,241	-2.8%	1,135,112
Unrealized (Loss) Gain	(6,502)	23,283	n/m	(19,623)

Loans/Deposits	43.3%	49.5%		44.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Total Deposits	$4,209,723	$4,199,229	0.2%	$4,189,135
Noninterest Demand	1,768,464	1,643,348	7.6%	1,759,495
Interest Bearing Transaction	781,779	766,810	2.0%	763,924
Savings	1,192,651	1,158,454	3.0%	1,160,422
Time greater than $100K	258,202	390,518	-33.9%	288,691
Time less than $100K	208,627	240,099	-13.1%	216,603
Total Short-Term Borrowings	62,472	57,733	8.2%	54,208
Federal Home Loan Bank Advances	20,520	25,777	-20.4%	24,846
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	--	15,000	n/m	4,891
Shareholders' Equity	533,159	541,874	-1.6%	537,709

Demand Deposits/
Total Deposits	42.0%	39.1%		42.0%
Transaction & Savings
Deposits / Total Deposits	88.9%	85.0%		87.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,087	$39,762	3.92%
Total Loans (FTE)	1,822,065	23,359	5.19%
Commercial Loans (FTE)	388,997	5,575	5.81%
Commercial RE Loans	788,270	11,923	6.13%
Consumer Loans	644,798	5,861	3.67%
Total Investments (FTE)	2,271,022	16,403	2.89%

Interest Expense Paid
Total Earning Assets	4,093,087	898	0.09%
Total Interest-Bearing Liabilities	2,534,251	898	0.14%
Total Interest-Bearing Deposits	2,441,259	754	0.13%
Interest-Bearing Transaction	781,779	67	0.03%
Savings	1,192,651	234	0.08%
Time less than $100K	208,627	221	0.43%
Time greater than $100K	258,202	232	0.36%
Total Short-Term Borrowings	62,472	20	0.13%
Federal Home Loan Bank Advances	20,520	99	1.97%
Term Repurchase Agreement	10,000	25	1.01%

Net Interest Income and
Margin (FTE)		$38,864	3.83%

	Q1'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,135,863	$45,087	4.39%
Total Loans (FTE)	2,077,989	27,989	5.46%
Commercial Loans (FTE)	404,892	6,254	6.26%
Commercial RE Loans	904,841	14,128	6.33%
Consumer Loans	768,256	7,607	4.02%
Total Investments (FTE)	2,057,874	17,098	3.32%

Interest Expense Paid
Total Earning Assets	4,135,863	1,252	0.12%
Total Interest-Bearing Liabilities	2,664,391	1,252	0.19%
Total Interest-Bearing Deposits	2,555,881	899	0.14%
Interest-Bearing Transaction	766,810	66	0.03%
Savings	1,158,454	230	0.08%
Time less than $100K	240,099	299	0.51%
Time greater than $100K	390,518	304	0.32%
Total Short-Term Borrowings	57,733	11	0.08%
Federal Home Loan Bank Advances	25,777	118	1.86%
Term Repurchase Agreement	10,000	24	0.96%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$43,835	4.27%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'14	Q1'13	Change	Q4'13

Service Charges on Deposits	$6,010	$6,542	-8.1%	$6,266
Merchant Processing Services	1,924	2,409	-20.2%	2,058
Debit Card Fees	1,405	1,358	3.5%	1,527
Other Service Fees	661	762	-13.3%	672
ATM Processing Fees	620	705	-12.1%	630
Trust Fees	654	568	15.2%	593
Financial Services Commissions	171	180	-4.8%	218
Other Income	1,545	1,754	-11.9%	2,066
Total Noninterest Income	$12,990	$14,278	-9.0%	$14,030

Total Revenue (FTE)	$51,854	$58,113	-10.8%	$54,080
Noninterest Income/Revenue (FTE)	25.1%	24.6%		25.9%
Service Charges/Avg. Deposits (a)	0.58%	0.63%		0.59%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.96	$8.68	-8.4%	$8.06

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Salaries & Benefits	$14,126	$14,403	-1.9%	$14,340
Occupancy	3,727	3,886	-4.1%	3,784
Outsourced Data Processing	2,105	2,157	-2.4%	2,112
Amortization of
Identifiable Intangibles	1,105	1,219	-9.4%	1,157
Professional Fees	430	635	-32.4%	947
Furniture & Equipment	1,005	880	14.2%	994
Other Real Estate Owned	(350)	334	n/m	245
Courier Service	610	741	-17.7%	664
Other Operating	4,115	4,422	-6.9%	3,744
Total Noninterest Expense	$26,873	$28,677	-6.3%	$27,987

Noninterest Expense/
Avg. Earning Assets (a)	2.66%	2.81%		2.73%
Noninterest Expense/Revenues (FTE)	51.8%	49.3%		51.8%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Average Total Loans	$1,822,065	$2,077,989	-12.3%	$1,846,700

Allowance for Loan Loss (ALL)
Beginning of Period	$31,693	$30,234	4.8%	$31,916
Provision for Loan Losses	1,000	2,800	-64.3%	1,600
Net ALL Losses	(584)	(2,680)	-78.2%	(1,823)
ALL End of Period	$32,109	$30,354	5.8%	$31,693
ALL Recoveries/Gross ALL Losses	56%	29%		41%

Net ALL Losses/Avg. Total Loans (a)	0.13%	0.52%		0.39%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/14	3/31/13	Change	12/31/13

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$4,784	$7,005	-31.7%	$5,301
Performing Nonaccrual	39	1,154	-96.6%	75
Total Nonaccrual Loans	4,823	8,159	-40.9%	5,376
90+ Days Past Due Accruing Loans	196	305	-35.7%	410
Total	5,019	8,464	-40.7%	5,786
Repossessed Loan Collateral	5,347	7,691	-30.5%	5,527
Total Nonperforming
Originated Assets	10,366	16,155	-35.8%	11,313

Nonperforming Purchased Covered Loans (1,3):
Nonperforming Nonaccrual	86	9,578	n/m	11,672
Performing Nonaccrual	--	2,299	n/m	636
Total Nonaccrual Loans	86	11,877	n/m	12,308
90+ Days Past Due Accruing Loans	--	88	n/m	--
Total	86	11,965	n/m	12,308
Repossessed Purchased Covered
Loan Collateral (1,3)	585	13,713	n/m	7,793
Total Nonperforming Purchased
Covered Assets (1,3)	671	25,678	n/m	20,101

Nonperforming Purchased Non-Covered Loans (2,3):
Nonperforming Nonaccrual	11,578	6,052	n/m	2,920
Performing Nonaccrual	902	3,060	n/m	698
Total Nonaccrual Loans	12,480	9,112	n/m	3,618
90+ Days Past Due Accruing Loans	209	--	n/m	--
Total	12,689	9,112	n/m	3,618
Repossessed Purchased Non-Covered
Loan Collateral (2,3)	6,254	1,980	n/m	--
Total Nonperforming Purchased
Non-Covered Assets (2,3)	18,943	11,092	n/m	3,618

Total Nonperforming Assets	$29,980	$52,925	-43.4%	$35,032

Total Originated Loans Outstanding	$1,529,502	$1,613,396	-5.2%	$1,523,284
Total Purchased Covered
Loans Outstanding (1,3)	18,969	353,034	n/m	250,670
Total Purchased Non-Covered
Loans Outstanding (2,3)	267,848	70,504	n/m	53,790
Total Loans Outstanding	$1,816,319	$2,036,934	-10.8%	$1,827,744

Total Assets	$4,921,042	$4,887,844	0.7%	$4,847,055

Loans:
Allowance for Loan Losses	$32,109	$30,354	5.8%	$31,693
Allowance/Loans	1.77%	1.49%		1.73%
Nonperforming Loans/Total Loans	0.98%	1.45%		1.19%

Purchased Covered Loans (1,3):
Fair Value Discount on Purchased
Covered Loans	$643	$22,660		$10,933
Discount/Purchased Covered
Loans, gross	3.28%	6.03%		4.18%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.45%	3.39%		4.91%

Purchased Non-Covered Loans (2,3):
Fair Value Discount on Purchased
Non-Covered Loans	$12,140	$4,586		$3,245
Discount/Purchased Non-Covered	4.34%	6.11%		5.69%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	4.74%	12.92%		6.73%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/14	3/31/13	Change	12/31/13

Shareholders' Equity	$540,883	$558,980	-3.2%	$542,934
Tier I Regulatory Capital	399,886	408,643	-2.1%	405,798
Total Regulatory Capital	442,274	444,401	-0.5%	446,331

Total Assets	4,921,042	4,887,844	0.7%	4,847,055
Risk-Adjusted Assets	2,910,773	2,778,938	4.7%	2,759,311

Shareholders' Equity/
Total Assets	10.99%	11.44%		11.20%
Shareholders' Equity/
Total Loans	29.78%	27.44%		29.71%
Tier I Capital/Total Assets	8.13%	8.36%		8.37%
Tier I Capital/
Risk-Adjusted Assets	13.74%	14.71%		14.71%
Total Regulatory Capital/
Risk-Adjusted Assets	15.19%	15.99%		16.18%
Tangible Common Equity Ratio	8.40%	8.75%		8.56%
Common Shares Outstanding	26,299	27,018	-2.7%	26,510
Common Equity Per Share	$20.57	$20.69	-0.6%	$20.48
Market Value Per Common Share	$54.08	$45.33	19.3%	$56.46

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'14	Q1'13	Change	Q4'13

Total Shares Repurchased	437	347	26.0%	326
Average Repurchase Price	$51.93	$44.47	16.8%	$53.74
Net Shares Repurchased	211	195	8.1%	68

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/14	3/31/13	Change	12/31/13
Assets:
Cash and Due from Banks	$428,840	$355,459	20.6%	$472,028

Investment Securities:
Available For Sale	1,240,288	972,176	27.6%	1,079,381
Held to Maturity	1,110,329	1,162,358	-4.5%	1,132,299

Loans	1,816,319	2,036,934	-10.8%	1,827,744
Allowance For Loan Losses	(32,109)	(30,354)	5.8%	(31,693)
Total Loans, net	1,784,210	2,006,580	-11.1%	1,796,051

Other Real Estate Owned	12,186	23,384	-47.9%	13,320
Premises and Equipment, net	36,675	38,519	-4.8%	37,314
Identifiable Intangibles, net	17,452	22,042	-20.8%	18,557
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	169,389	185,653	-8.8%	176,432

Total Assets	$4,921,042	$4,887,844	0.7%	$4,847,055

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,778,034	$1,621,887	9.6%	$1,740,182
Interest-Bearing Transaction	771,299	771,268	0.0%	763,088
Savings	1,207,881	1,160,976	4.0%	1,167,744
Time	457,569	607,819	-24.7%	492,767
Total Deposits	4,214,783	4,161,950	1.3%	4,163,781

Short-Term Borrowed Funds	64,382	61,854	4.1%	62,668
Federal Home Loan Bank Advances	20,437	25,743	-20.6%	20,577
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	--	15,000	n/m	--
Other Liabilities	70,557	54,317	29.9%	47,095
Total Liabilities	4,380,159	4,328,864	1.2%	4,304,121

Shareholders' Equity:
Common Equity:
Paid-In Capital	386,201	376,680	2.5%	381,657
Accumulated Other
Comprehensive Income	8,856	15,372	-42.4%	4,313
Retained Earnings	145,826	166,928	-12.6%	156,964
Total Shareholders' Equity	540,883	558,980	-3.2%	542,934

Total Liabilities and
Shareholders' Equity	$4,921,042	$4,887,844	0.7%	$4,847,055

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'14	Q1'13	Change	Q4'13
Interest & Fee Income:
Loans	$22,901	$27,399	-16.4%	$23,931
Investment Securities:
Available for Sale	5,630	5,336	5.5%	5,528
Held to Maturity	7,033	7,730	-9.0%	7,247
Total Interest & Fee Income	35,564	40,465	-12.1%	36,706

Interest Expense:
Transaction Deposits	67	66	1.5%	67
Savings Deposits	234	230	1.9%	232
Time Deposits	453	603	-25.0%	494
Short-Term Borrowed Funds	20	11	85.6%	20
Federal Home Loan Bank Advances	99	118	-15.8%	120
Term Repurchase Agreement	25	24	4.5%	24
Debt Financing	--	200	n/m	67
Total Interest Expense	898	1,252	-28.3%	1,024

Net Interest Income	34,666	39,213	-11.6%	35,682

Provision for Loan Losses	1,000	2,800	-64.3%	1,600

Noninterest Income:
Service Charges	6,010	6,542	-8.1%	6,266
Merchant Processing Services	1,924	2,409	-20.2%	2,058
Debit Card Fees	1,405	1,358	3.5%	1,527
Other Service Fees	661	762	-13.3%	672
ATM Processing Fees	620	705	-12.1%	630
Trust Fees	654	568	15.2%	593
Financial Services Commissions	171	180	-4.8%	218
Other	1,545	1,754	-11.9%	2,066
Total Noninterest Income	12,990	14,278	-9.0%	14,030

Noninterest Expense:
Salaries and Benefits	14,126	14,403	-1.9%	14,340
Occupancy	3,727	3,886	-4.1%	3,784
Outsourced Data Processing	2,105	2,157	-2.4%	2,112
Amortization of Identifiable Intangibles	1,105	1,219	-9.4%	1,157
Professional Fees	430	635	-32.4%	947
Furniture & Equipment	1,005	880	14.2%	994
Other Real Estate Owned	(350)	334	n/m	245
Courier Service	610	741	-17.7%	664
Other	4,115	4,422	-6.9%	3,744
Total Noninterest Expense	26,873	28,677	-6.3%	27,987

Income Before Income Taxes	19,783	22,014	-10.1%	20,125
Income Tax Provision	4,476	4,743	-5.6%	4,069
Net Income	$15,307	$17,271	-11.4%	$16,056

Average Common Shares Outstanding	26,433	27,145	-2.6%	26,609
Diluted Common Shares Outstanding	26,537	27,157	-2.3%	26,754

Per Common Share Data:
Basic Earnings	$0.58	$0.64	-9.4%	$0.60
Diluted Earnings	0.58	0.64	-9.4%	0.60
Dividends Paid	0.38	0.37	2.7%	0.38

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
(3) The FDIC indemnification of non-single family assets acquired from the former County Bank expired 2/6/14 and were reclassified into purchased non-covered loans and repossessed loan collateral.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840